UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2018

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-00841	27-6822130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.

Entry into a Material Definitive Agreement.

On June 11, 2018, FSEP Term Funding, LLC (“FSEP Funding”), a wholly-owned, special-purpose financing subsidiary of FS Energy and Power Fund (the “Company”), entered into the Fourth Amendment to Amended and Restated Credit Agreement (the “Fourth Amendment”), amending the Amended and Restated Credit Agreement originally entered into as of June 11, 2014 (as amended, restated or supplemented to date, the “Credit Agreement”), among FSEP Funding, the lenders from time to time party thereto and Deutsche Bank AG, New York Branch, as administrative agent.

The Fourth Amendment provides for, among other things, (i) a reduction of the maximum committed amount available to be borrowed from $340,000,000 to $150,000,000, (ii) an extension of the maturity date by one year to June 11, 2019, and (iii) an increase of the interest rate from 3-month LIBOR plus 205 basis points per annum to 3-month LIBOR plus 225 basis points per annum.

The foregoing description of the Fourth Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 11, 2018, by and among FSEP Term Funding, LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent and lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: June 15, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 11, 2018, by and among FSEP Term Funding, LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent and lender.